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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2005


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2005, providing for the issuance of the CHL Mortgage Pass-Through Trust 2005-HYB7,
            Mortgage Pass-Through Certificates, Series 2005-HYB7).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                             333-125963             95-4449516
------------------------------------      ----------             ----------
     (State or other jurisdiction        (Commission           (IRS Employer
           of incorporation)             File Number)        Identification No.)

4500 Park Granada
Calabasas, California                                  91302
---------------------                               ----------
(Address of principal                               (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   -  Financial Statements and Exhibits
---------

Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

         (a)   Financial statements of business acquired.
               -----------------------------------------

                  Not applicable.

         (b)   Pro forma financial information.
               -------------------------------

                  Not applicable.

         (c)   Exhibits.
               --------

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CWMBS, INC.



                                                        By: /s/ Darren Bigby
                                                            ----------------
                                                        Darren Bigby
                                                        Vice President



Dated:  September 29, 2005

                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                     5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP
       (included in Exhibit 5.1)                                              5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)    5